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                                                                    EXHIBIT 10.3

                                    AGREEMENT

      THIS AMENDMENT (the "Agreement") is made and entered into as of March 20, 2001 (the "Effective Date"), by and between AMERICA WEST AIRLINES, INC., a Delaware corporation ("AWA"), and CHAUTAUQUA AIRLINES, INC., a Nevada corporation ("CAI").

      RECITALS:

            A. AWA and CAI entered into that certain Code Share and Revenue Sharing Agreement, dated March 20, 2001 (the "Code Share Agreement"). All capitalized terms used in this Agreement, but not defined herein, shall have the meaning given to such terms in the Code Share Agreement.

            B. The Code Share Agreement provides for the reimbursement of CAI for certain [*] (the "CAI Compensation Structure").

            C. [*]

            D. AWA believes that the [*], as well as the [*], do not violate the terms of the [*] and that the pending [*].

            E. AWA and CAI desire to provide for the continuance of the Code Share Agreement in the event the [*].

      NOW, THEREFORE, in consideration of the recitals and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, AWA and CAI agree as follows:

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      AGREEMENTS:

1.          RESTRUCTURE. [*]

2. EFFECT ON BALANCE OF CONTRACT. Any amendment to the Code Share Agreement to incorporate the Prorate Arrangement pursuant to Paragraph 1 above shall not affect any of the other duties, obligations, rights, liabilities, terms, covenants, conditions, promises and agreements contained in the Code Share Agreement which shall remain in full force and effect as set forth in the Code Share Agreement.


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3.          MISCELLANEOUS. This Agreement shall remain in full force and effect during the entire Term of the Code Share Agreement and shall apply to any and all grievances or other claims alleging [*]. Until AWA issues a Restructure Notice, this Agreement shall not be used to interpret or clarify, and shall not be deemed to amend, modify or change, any of the terms, covenants, conditions, promises or agreements contained in the Code Share Agreement.

                                          AMERICA WEST AIRLINES, INC.


                                          By: /s/ William A. Franke
                                             ---------------------------
                                          Name: William A. Franke
                                               -------------------------
                                          Title: Chairman and CEO
                                                ------------------------


                                          CHAUTAUQUA AIRLINES, INC.


                                          By: /s/ Bryan Bedford
                                             ---------------------------
                                          Name: Bryan Bedford
                                               -------------------------
                                          Title: President
                                                ------------------------



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